Investor Presentation

February 2016



BOEING

A Premier Supplier of Aircraft Structures and Systems

CPI AERO

NYSE MKT: CVU

Forward Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties. All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward-looking statements. Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties. Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward-looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward-looking statements. Such factors include, but are not limited to, the following: the cyclicality of the aerospace market, the level of U.S. defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start-up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K filed on March 6, 2015 and Forms 10-Q filed on May 8, 2015, August 7, 2015 and November 9, 2015, available at http://www.sec.gov.

We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward-looking statements herein.

About CPI Aero: Overview

Manufacturer of aerospace structural assemblies and integrated systems for commercial and defense markets

Aircraft structural assembly


Engine Inlets
Engine Cowl Doors
Wing Spar Assys
Fuselage Skin Panels

Aerospace Systems


Crew Seats
Fueling Systems
ISR Pod Systems

Value Added Services

- ✓ Program management
- ✓ Global supply chain management
- ✓ Manufacturing engineering
- ✓ Complex assembly
- ✓ System installation
- ✓ Subsystem integration and test

Kits & supply chain services



CPI AERO

Aircraft photos are for illustrative purposes only

Product and Services Portfolio

Aerostructures

Wings
Triumph G650
Cessna Citation X+
HondaJet

Inlets / Nacelles
Embraer Phenom 300
HondaJet
Bell AH-1Z

MRO
H-60 Stabilators
Tow Hooks
CH-53H

Secondary Structures
Sikorsky H-60 Window Assemblies
Spirit CH-53K Step and Rack Assemblies

Kitting & SCM

Wings
NGC E-2/C-2 OWP
F-16 MRO

Primary Structures
T-38 Pacer Classic III

Secondary Structures
Sikorsky S-92 Kits

Aerosystems

Pods
UTAS DB-110
NGC ALMDS
NGC AN/ASQ-236

Special Products
Sikorsky H-60 Fuel Panels
NGC E-2D Seats
F-35 Lock Assemblies







Investment Considerations

Large and diversified backlog

$421.7M

Up $18M

30% Funded

At 9/30/15 vs. 12/31/14

Expects record revenue in 2015

Over 60% Defense

Growing bid pipeline

80% Defense

40% Prime

Defense opportunities are increasing

Additional growth opportunities


CRH


CH-53K


ISR Pods


C-Series


Embraer E2


F-16 SLEP

In both commercial/defense

A Return To Growth

2014

- Sequestration headwinds
- DoD calls for retirement of A-10 fleet
- Company takes non-cash charge related to A-10 program
- Revenue declines 52% over 2103; EPS ($2.98)
- Leadership change
- Initiated programs to reduce costs and improve productivity

2015

- Macro-environment shows signs of improving
- $575B FY 16 defense bill signed
- Focus on defense opportunities paying dividends
- Strong sequential revenue growth
- Improved gross profit margins (1)
- Anticipates 4Q15 and 2015 to be highest revenue quarter and year in history

2016+

- Defense portfolio strong and growing as a percentage of sales
- Global defense spending on the rise, providing more opportunities for CPI's customers (2)
- Strong and diversified backlog with no exposure to commercial airliner end market
- Margin expansion as many programs transition from development to production
- Low fixed cost structure provides operating leverage
- Narrowing the aperture on commercial aviation (business jets)

CPI AERO

(1) Excludes impact of A-10 program
(2) *Global Aerospace and Defense: 2016 Oracle*, RBC Capital Markets, January 6, 2016

Driven By Renewed Strength in Defense Business

Recent wins added approx. $225 million in backlog until 2022

E-2D Advanced Hawkeye/C-2A Greyhound

$86.1M



Contract Period
2013 - 2021

F-16 Falcon

$53.5M



Contract Period
2014 - 2022

T-38C Talon Trainer

$49M



Contract Period
2015 - 2021

F-35A

$10.6M



Contract Period
2015 - 2021

Japan E-2D Hawkeye

$25-30M



Contract Period
2016 - 2019

CPI AERO

Record Backlog

Consolidated Backlog at 9/30/2015 –
$421.7 Million

Funded 30% / Unfunded 70%	Defense 71% / Commercial 29%

Unfunded backlog represents remaining potential value of long term agreements



$125.7M
$296.0M
Funded
Unfunded



$314.0M
$132.6M
Defense
Commercial

Current Market Trends Driving Opportunity

- U.S. DoD budget back in growth mode
  - U.S. fiscal and geo-political situations key drivers of defense spending[1]
- After 5% growth in the approved FY16 budget, FY17 could see at least another 2%[2]
- Intelligence, Surveillance and Reconnaissance (ISR) top priority for USAF military commanders[3]
- More flying hours expected to lead to increased maintenance[4]

[1] *Global Aerospace and Defense: 2016 Oracle,* RBC Capital Markets, January 6, 2016

[2] *DEFCON: Budget Booming,* RBC Capital Markets, January 19, 2016

[3] Comments by USAF Secretary James to AFA Warfare Symposium, February 13, 2015

[4] *Estimating the cost of operations against ISIL,* Center for Strategic and Budgetary Assessments, September 2014.

CPI Aero's Advantages

Since inception: - Focused on assembly and integration
- Use suppliers to manufacture 100% of components

Provides a competitive advantage over vertically integrated competitors due to:

Competence

- 35+ years of highly evolved assembly, supply chain and program management skills
- We are NOT a parts manufacturer trying to move up the value-added chain

Best Value

- We do not have our own production capacity to feed
- We leverage component production capacity on a global basis to find the best combination of price, quality, and delivery for each type of component (composites, sheet metal, machined parts)

Scalable

- Our capacity is only limited by people and floor space
- We can achieve superior organic growth without major investments in machinery and without the risk of future obsolescence (examples: metals vs. composites)

CPI Aero's Role Within Supply Chain

Goal: Maintain and Expand our Tier 1 Status

Tier 3	Tier 2	Tier 1	OEM
Components or detailed parts	*Manufacture subassemblies*	*Manufacture aircraft sections*	*Final assembly, finish and delivery*

CPI Aero is....

Prime to:
- Defense Logistics Agency
- Hill Air Force Base
- Robins AFB, Warner Robins, Georgia

Tier 1 to:
- UTC Aerospace Systems
- Northrop Grumman — Defining the Future
- Textron Aviation
- Boeing
- Lockheed Martin
- Embraer
- Bell Helicopter — A Textron Company
- HondaJet
- Sikorsky — A United Technologies Company

Tier 2 to:
- Triumph Group, Inc.

CPI AERO

Programs (as of 1/14/16): Defense Aerospace





Sikorsky
A United Technologies Company

UH-60 BLACK HAWK helicopter

$84.3M contracts

NORTHROP GRUMMAN
DEFINING THE FUTURE

E-2D Advanced Hawkeye & C-2A Greyhound

$195M program



F-16 Fighter Jet

$54M potential



U.S. AIR FORCE

T-38C Aircraft

$49M contract

Defense Programs

LOCKHEED MARTIN

F-35A CTOL Aircraft

$10.6 M contract





Bell Helicopter
A Textron Company

AH-1Z ZULU Helicopter

$34M potential

UTC Aerospace Systems

Military aircraft

$10.7M contract

Japan
NORTHROP GRUMMAN
DEFINING THE FUTURE

E-2D Advanced Hawkeye

$25M-$30M contract



CPI AERO

A-10 Program: Update

Background:

- In 2008, CPI Aero won contract to produce assemblies for 242 wings for the A-10
- Received firm orders to produce assemblies for 173 wings

- March 2014, the DoD 2015 Budget Request called for the retirement of the entire A-10 fleet
- Management concluded the A-10 WRP program would not be completed and anticipated termination in 2015
  - Took a ~$47.3M non-cash charge in Q2'14 consisting of a $44.7M adjustment to revenue and a $2.6M adjustment to cost of sales

- CPI Aero has not received new orders since 2012
- Since mid-2014, company has booked this program at zero margin

Recent development:

- January 2016, USAF announces it is very likely to delay the retirement of the aircraft given ongoing operational needs

Our view:

- Delayed retirement may require USAF to re-wing up to 120 additional aircraft beyond the 173 currently being produced
- Clearer picture will emerge over next 6 months, but we see opportunity
- Expect to continue to perform on current contract through aircraft 173, book at zero margin

Programs (as of 1/14/16): Commercial



Triumph Group, Inc.

Gulfstream G650 Business Jet



HondaJet

HondaJet©

Business Jet

$70M potential



Sikorsky
A United Technologies Company

S-92 Civil Helicopter

$28.8M contract

Commercial Programs

EMBRAER

Embraer Phenom 300 business jets

$50M potential



TEXTRON AVIATION

Cessna Citation X+ Civilian Jet

$23M potential



CPI AERO

Long-Term Visibility - Contracts

Firm, Funded Contracts Provide Long-Term Revenue Visibility and Operating Leverage

'08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25

NORTHROP GRUMMAN - for the E-2D and C-2A aircraft

TRIUMPH GROUP – for the Gulfstream G650 business jet

BELL HELICOPTER – for the AH-1Z ZULU attack helicopter

HONDA AIRCRAFT – for the HondaJet Business Jet

SIKORSKY – for the S-92® helicopter

SIKORSKY – for the UH-60 BLACK HAWK

EMBRAER – for the Phenom 300 business jet

UTC AEROSPACE SYSTEMS – for the DB-110 ISR Pod

TEXTRON - for the Cessna Citation X+ civilian jet

U.S. GOVERNMENT – for the T38C aircraft

U.S. GOVERNMENT – for the F-16 aircraft

LOCKHEED – for the F-35 aircraft

Potential to collectively generate revenue of $421.7M during their remaining periods of performance

(as of 9/30/15)

CPI AERO

Defense; Commercial

Bid Pipeline (1/14/16)

Defense opportunities increasing



Defense vs Commercial
Commercial
20%
Defense
80%
Defense
Commercial



By Position Within the Supply Chain
Prime
40%
Tier 1
54%
Tier 2
6%
Prime
Tier 1
Tier 2

Growth Strategy

EXECUTE

- Maintain and grow Tier 1 status
- Continuously improve delivery, quality and performance
- Improve margins
- Improve cash flow

GROW

- Continued investment in automation and productivity
- Win additional new long-term programs
- Organic growth
- May consider acquisitions to gain scale, enter new markets

EVOLVE

- Expand global supply chain services and MRO
- Continued improvement in manufacturing capabilities
- Drive balance across segments and diversify customer base
- Extend international reach

Recent Highlights

Recent Financial Performance

Q315 Revenue:
$26.8 Million
vs Q314 Revenue

Up 25%

Q315 Net Income:
$2.5 Million
vs Q314 Net Income

Up 44%

Large Backlog:
$421.7 Million
at 9/30/15 vs. 12/31/14

Funded backlog up $5.1 Million

Up $18M

Unfunded backlog up $12.8 Million

CPI AERO

Balance Sheet Highlights (as of 9/30/15)

CEE (unbilled receivables)	• $96.4M
Total Debt	• $26.3M
Credit Facility	• $35M, of which $10.3M is available
Shareholders' Equity	• $69.8M
Book Value	• $8.15/share
Debt-to-Capital	• 0.38

2016 Financial Initiatives

Lower inventory levels and reduce unbilled receivables (CEE)


Strengthen Balance Sheet
Continue Investment In Automation
Improve Debt Coverage Ratios
Further Reduce Overhead & SG&A Expenses

Investments made in 2015 expected to favorably impact margins

Already lower than industry peers

G&A rate reduced by 50 basis points since 2014; Factory Overhead rate reduced by over 5,000 basis points since 2014

Conclusion

CPI Aero is well positioned to continue to grow its business due to:

- Large, diversified and growing backlog
- Growing bid pipeline – new opportunities for both the defense and commercial markets
- Ability to perform on larger and more complex programs due to investments in advanced technologies
- Vast growth opportunities arising from developments in both commercial aerospace and defense sector
- Opportunities in North America and internationally

Contact us



CPI Aerostructures

Vincent Palazzolo, CFO

(631) 586-5200

www.cpiaero.com



Investor Relations

Jody Burfening & Sanjay M. Hurry

(212) 838-3777

cpiaero@lhai.com

www.lhai.com

CPI AERO